Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at institutionalfunds.mfs.com.  You can also get this information at no cost by calling 1-877-960-6077 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated October 28, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

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Summary of Key Information

Investment Objective
The fund’s investment objective is to seek capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.67%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.71%

IIE-SUM-022416                                                                                                                                                         Page 1 of 3

MFS Institutional International Equity Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$73	$227	$395	$883

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in equity securities.

Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS normally invests the fund’s assets primarily in foreign securities, including emerging market securities.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Focus Risk: The fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund's assets are invested.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling  1-877-960-6077.

MFS Institutional International Equity Fund

Bar Chart.

The total return for the nine-month period ended September 30, 2015, was (2.77)%. During the period(s) shown in the bar chart, the highest quarterly return was 21.13% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (20.30)% (for the calendar quarter ended September 30, 2011).

Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2014)

	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
Fund Shares, At Net Asset Value	(4.21)%	6.91%	6.67%
Returns After Taxes on Distributions
Fund Shares	(4.80)%	6.61%	6.02%
Returns After Taxes on Distributions and Sale of Fund Shares
Fund Shares	(1.87)%	5.53%	5.47%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI EAFE (Europe, Australasia, Far East) Index (gross div)	(4.48)%	5.81%	4.91%
MSCI EAFE (Europe, Australasia, Far East) Index (net div)	(4.90)%	5.33%	4.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Daniel Ling	2009	Investment Officer of MFS
Marcus L. Smith	2001	Investment Officer of MFS

As of May 1, 2016, the above chart will be restated as follows:

Portfolio Manager	Since	Title
Filipe M.G. Benzinho	May 2016	Investment Officer of MFS
Daniel Ling	2009	Investment Officer of MFS
Marcus L. Smith	2001	Investment Officer of MFS

As of April 1, 2017, Marcus Smith will no longer be a portfolio manager of the fund.

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading.  Shares may be purchased through MFS Service Center, Inc. (MFSC). You can establish an account through your MFD or other MFS representative or by having your financial intermediary process your purchase. You may redeem your shares by contacting MFSC directly.

The minimum initial investment in the fund is generally $3 million. Generally, there is no minimum on subsequent investments.

Taxes
If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.